UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 21, 2004

USEC Inc.

(Exact name of registrant as specified in its charter)

1-14287
(Commission file number)

Delaware (State of incorporation)	52-2107911 (I.R.S. Employer Identification No.)

2 Democracy Center
6903 Rockledge Drive
Bethesda, MD 20817
(301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On September 21, 2004, USEC Inc. entered into an agreement effective as of September 24, 2004 with Sydney M. Ferguson, a Senior Vice President of the Company, relating to her resignation of employment with the Company. Under the terms of the agreement, Ms. Ferguson will receive a payment of $100,000.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USEC Inc.

September 27, 2004	By	/s/ Ellen C. Wolf

Ellen C. Wolf Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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